SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

SurModics, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-23837	41-1356149
(Commission File Number)	(IRS Employer
Identification No.)

9924 West 74th Street
Eden Prairie, Minnesota 55344
(Address of Principal Executive Offices and Zip Code)

(952) 829-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 9. Regulation FD Disclosure.

     The following information is furnished in satisfaction of Item 12 “Disclosure of Results of Operations and Financial Condition” of Form 8-K and is being presented under Item 9 “Regulation FD Disclosure” of Form 8-K in accordance with guidance provided by the Securities and Exchange Commission Release No. 33-8216. The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On July 17, 2003, SurModics, Inc. issued a press release announcing the results for its third quarter ended June 30, 2003. The full text of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: July 17, 2003	By /s/ Philip D. Ankeny Name: Philip D. Ankeny Title: Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

EXHIBIT INDEX
to
FORM 8-K

SURMODICS, INC.

Exhibit No.	Description

99	Press Release dated July 17, 2003